UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 24, 2008

A. H. BELO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33741	38-3765318
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

P. O. Box 224866
Dallas, Texas	75222-4866
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On September 24, 2008, the Board of Directors of A. H. Belo Corporation declared a quarterly cash dividend of $0.125 for each outstanding share of Series A and Series B common stock, payable on November 10, 2008 to the Company’s shareholders of record as of October 17, 2008. This dividend is one half of the rate paid for the first and second quarters of 2008 following the spin-off of A. H. Belo Corporation from Belo Corp. A copy of the press release announcing the dividend is posted on the Company’s Web site (www.ahbelo.com) in the Investor Relations section. A copy of the press release is furnished with this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
99.1	A. H. Belo Corporation Press Release dated September 25, 2008

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2008	A. H. BELO CORPORATION
	By:	/s/ Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX
99.1	A. H. Belo Corporation Press Release dated September 25, 2008